SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 25, 2002


                        RESIDENTIAL ACCREDIT LOANS, INC.
           (Exact name of the registrant as specified in it's charter)


Delaware                            333-89202                     51-0368240

(State or other             (Commission File Number)            (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000


Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the April, 2002 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


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Master Serviced by Residential Funding Corporation

1995-Q1 RALI  1995-QS1  RALI  1996-QS1 RALI 1996-QS2 RALI 1996-QS3 RALI 1996-QS4
RALI 1996-QS5 RALI 1996-QS6 RALI 1996-QS7 RALI 1996-QS8 RALI 1997-QPCR1 RALI 1997-QPCR2 RALI 1997-QPCR3 RALI 1997-QS1 RALI 1997-QS10 RALI 1997-QS11 RALI 1997-QS12 RALI 1997-QS13 RALI 1997-QS2 RALI 1997-QS3 RALI 1997-QS4 RALI 1997-QS5
RALI 1997-QS6 RALI 1997-QS7 RALI 1997-QS8 RALI 1997-QS9 RALI 1998-QS1 RALI 1998-QS10 RALI 1998-QS11 RALI 1998-QS12 RALI 1998-QS13 RALI 1998-QS14 RALI
1998-QS15  RALI  1998-QS16  RALI  1998-QS17  RALI  1998-QS2  RALI  1998-QS3 RALI
1998-QS4  RALI  1998-QS5 RALI 1998-QS6 RALI 1998-QS7 RALI 1998-QS8 RALI 1998-QS9
RALI 1999-QS1 RALI 1999-QS10 RALI 1999-QS11 RALI 1999-QS12 RALI 1999-QS13 RALI 1999-QS14 RALI 1999-QS15 RALI 1999-QS2 RALI 1999-QS3 RALI 1999-QS4 RALI 1999-QS5
RALI 1999-QS6 RALI 1999-QS7 RALI 1999-QS8 RALI 1999-QS9 RALI 2000-QS1 RALI 2000-QS10 RALI 2000-QS11 RALI 2000-QS12 RALI 2000-QS13 RALI 2000-QS14 RALI
2000-QS2  RALI  2000-QS3 RALI 2000-QS4 RALI 2000-QS5 RALI 2000-QS6 RALI 2000-QS7
RALI 2000-QS8 RALI 2000-QS9 RALI 2001-QS1 RALI 2001-QS1 RALI 2001-QS10 RALI 2001-QS11 RALI 2001-QS12 RALI 2001-QS13 RALI 2001-QS14 RALI 2001-QS15 RALI
2001-QS16  RALI  2001-QS17  RALI  2001-QS18  RALI  2001-QS19  RALI 2001-QS3 RALI
2001-QS4  RALI  2001-QS5 RALI 2001-QS6 RALI 2001-QS7 RALI 2001-QS8 RALI 2001-QS9
RALI 2002-QS1 RALI 2002-QS2 RALI 2002-QS3 RALI 2002-QS4 RALI

Item 7. Financial Statements and Exhibits

(a)     Not applicable
(b)     Not applicable
(c)     See Item 5

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.



By:     /s/ Davee Olson
Name:   Davee Olson
Title:  Chief Financial Officer
Dated:  April 25, 2002



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